UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 23, 2019
Fitbit, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 37444	20-8920744

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

199 Fremont Street, 14th Floor
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

(415) 513-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	FIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2019, Fitbit, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on four proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2019 (the “Proxy Statement”). Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on March 26, 2019 (the “Record Date”) and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters. Present at the Meeting in person or by proxy were holders of 213,830,799 shares of Class A and Class B Common Stock, together representing a total of 493,700,919 votes, or more than 92% of the eligible votes as of the Record Date, constituting a quorum.

At the Meeting, the Company’s stockholders voted on the following proposals:

1.     To elect eight directors, all of whom are currently serving on the Company’s board of directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.    To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

3.    Approval, on a non-binding basis, of the compensation paid by the Company to the Company’s named executive officers (the “Compensation Program”) as disclosed in the Proxy Statement.

4.    A stockholder proposal regarding simple majority voting.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes	Votes Withheld	Broker Non-Votes
James Park	403,831,518	8,814,912	81,054,490
Eric N. Friedman	400,741,591	11,904,839	81,054,490
Laura J. Alber	384,859,399	27,787,031	81,054,490
Matthew Bromberg	400,766,920	11,879,510	81,054,490
Glenda Flanagan	395,765,288	16,881,142	81,054,490
Bradley Fluegel	383,527,916	29,118,514	81,054,490
Steven Murray	395,514,064	17,132,366	81,054,490
Christopher Paisley	379,063,839	33,582,591	81,054,490

Each of the eight nominees were elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
470,567,558	1,295,962	21,837,400

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. There were no broker non-votes on this matter.

Proposal 3: Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
396,637,499	15,658,530	350,401	81,054,490

The stockholders approved the non-binding advisory vote on the Compensation Program as disclosed in the Proxy Statement.

Proposal 4: Stockholder Proposal Regarding Majority Voting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,526,006	317,672,201	448,223	81,054,490

The stockholders did not approve the stockholder proposal regarding majority voting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITBIT, INC.

Date:	May 29, 2019	By:	/s/ Andy Missan
Name: Andy Missan
Title: Executive Vice President, General Counsel, and Secretary